Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
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Cash and cash equivalents
8.	Cash and cash equivalents

	2020	2019
Checking and saving accounts	$99,286	$118,367
Time deposits of no more than ninety days	19,500	40,000
Cash on hand	279	365

	$119,065	$158,732

Time deposits earned interest based on rates determined by the banks in which the instruments are held, ranging between 0.24% and 0.35% for U.S. dollars investments until December 2020 (2019: between 1.71% and 1.98% for U.S. dollars investments).
As of December 31, 2020, the cash and cash equivalents disclosed above and in the consolidated statement of cash flows include $5.9 million that the Company has pledged from its checking and saving accounts to fulfill the collateral requirement.
As of December 31, 2020 and 2019, except for the cash pledged to fulfill collateral requirement,the Company’s cash and cash equivalents are free of restriction or charges that could limit its availability.